Exhibit 10.9

GUARANTEE DEPOSIT PLEDGE CONTRACT OF DOMESTIC LETTER OF CREDIT
OPENING CONTRACT

Contract No.: 2011 Jian Ping Song Guo Xin Kai Bao Zhi Zi No. 1-1

Pledger (Party A): Fujian Yada Group Co., Ltd
Registered Address: Shuinan Industrial Park, Songxi County
Zip Code: 353500
Legal Representative (Responsible Person): Zhan Youdai
Telephone: 0599-2332688
Fax: 0599-2332598

Pledgee (Party B): Songxi Branch of China Construction Bank Corporation Ltd. (collectively with Party A, the “Parties”)
Address: No. 121, Jiefang Street, Songyuan Town, Songxi County
Zip Code: 353500
Responsible Person: Liu Liquan
Fax: 0599-2322644
Telephone: 0599-2324350

Pledger (“Party A”): Fujian Yada Group Co., Ltd

Pledgee (“Party B”): Songxi Branch of China Construction Bank Corporation Ltd.

Exhibit 10.9

WHEREAS, Party A (or the “Applicant”) applied to Party B for opening Domestic Letter of Credit and signed the Domestic Letter of Credit Opening Contract titled 2011 Jian Ping Song Guo Xin Kai Zi No. 1 (the “Opening Contract”) with Party B, Party A is willing to provide Party B with guarantee deposit pledge for the account payable under the Opening Contract by the Applicant. According to relevant laws, regulations and rules, Party A and Party B enter into this contract (the “Contract”) after consultations for common compliance.

SECTION 1 PLEDGE METHOD

Party A shall provide pledge with the guarantee deposit in the margin account opened at Party B.

Party A guarantees that there is no dispute over the ownership of the guarantee deposit in the margin account abovementioned.

SECTION 2 PLEDGE SCOPE

1. The pledge scope is as follows:

(1) RMB (in words) Three Million under the Domestic Letter of Credit (the “L/C”), RMB (words) Zero floating amount, fees advanced by Party B under the L/C, the overdue interest, penalty and compensation payable by the L/C Applicant, the fees and expense payable by the L/C Applicant under the Opening Contract (including but not limited to relevant handling charges, fees of electronic remittance and transfer, miscellaneous expenses, and bank fees that the beneficiary reject to afford) and the costs of Party B for the realization of its credits (including but not limited to court fees, arbitration fees, property preservation fees, travel expenses, enforcement charges, assessment fees, auction fees, and etc.).

(2) Party A declares that the underlying Opening Contract of the L/C application has been reviewed and confirmed by Party A, that the underlying Opening Contract is true, reliable, and free from fraud. In the event that Party B suffers damages arising out of the underlying Opening Contract, Party A shall undertake pledge liability for the debt of the Applicant’s indemnification to Party B.

Exhibit 10.9

2. If the Applicant fails to repay the account payable, in part or in whole, according to the Opening Contract, Party B shall has the right to request Party A to undertake pledge liability within the pledge scope directly, regardless whether Party B is provided with any other securities on the claims under the Opening Contract (including but not limited to warranty, mortgage, pledge, guarantee letter, standby letter of credit , credit insurance, trust receipt and so on.) or not.

SECTION 3 DURATION OF THE GUARANTEE DEPOSIT PLEDGE

The duration of the guarantee deposit pledge lasts until two years after the expiration of prescription of claims under pledge.

SECTION 4 AMENDMENT OF L/C AND PLEDGE LIABILITY OF PARTY A

Party A confirms that, in the event that the Applicant and Party B agree to amend the domestic the L/C, and the amount of L/C after the amendment (excluding interests, penalty, compensation and other relevant fees) does not exceed the sum of the credit and the floating amount under the L/C as provided in Section 2, such amendment would be deemed to have gained the prior consent of Party A regardless of the changes of the amount under the L/C or other provisions. In such cases, this pledge Contract is still effective and Party A is still responsible for the pledge liability.

Party A agrees that any tolerance or extension given by Party B to the Applicant does not affect Party B’s performance of pledge liability.

SECTION 5 INDEPENDENCE OF CONTRACT EFFECTIVENESS

The effectiveness of this Contract is independent from the Opening Contract and the L/C; the invalidation of the Opening Contract or L/C, in whole or in part, does not affect the effectiveness of this Contract.

If the Opening Contract or the L/C was confirmed as invalid, Party A would undertake the pledge liability over the debt that the Applicant owned to Party B for restitution of property or indemnification for damages with the guarantee deposit in the margin account.

Exhibit 10.9

SECTION 6 MARGIN ACCOUNT

Party A guarantees that it will deposit RMB (in words) Three Million into the margin account it set up at Party B within Three working day from the date of signing of this Contract. Party A shall not draw down, transfer or make other disposition of the fund in the margin account during the duration of guarantee deposit pledge.

Name of the margin account: Fujian Yada Group Co., Ltd.;

Number of the margin account: 3500167760749668888;

SECTION 7 REALIZATION OF THE PLEDGE

In the event of any one of the following situations, Party B is entitled to collect corresponding amount from the margin account opened by Party A at Party B:

(1) The Applicant does not repay the account payable to Party B according to the Opening Contract; If Party A is the Applicant, Party B has the right to collect corresponding amount from the margin account directly when Party A makes external payment according to the Opening Contract.

(2) Any other situation agreed in the Opening Contract that Party B can realize its credits in advance.

Party B shall inform Party A the collection time and amount in written after fulfilling such wiring.

If the margin account specified in this Contract is frozen or deducted by the judicial department or any other authorities, Party A shall provide other guarantees accepted by Party B within three working days.

SECTION 8 BREACH OF CONTRACT AND ITS REMEDIES

Party A agrees that if Party A fails to provide other guarantee accepted by Party B when the margin account specified in this Contract is frozen or deduced by judicial department or any other authorities, Party B has the right to collect corresponding amount from any other account opened in China Construction Bank by Party A or any other remedy permitted by laws and regulations.

Exhibit 10.9

SECTION 9 MISCELLANEOUS

1. If Party A or the Applicant fails to comply with the laws, regulations or rules of environmental protection, energy conservation and pollution reduction, or will possibly cause energy consumption and pollution risks, Party B shall have the right to exercise the security right hereunder in advance and other reliefs stipulated herein or permitted by law.

2. ______Blank________

SECTION 10 SETTLEMENT OF DISPUTES

Any disputes arising out of or related to this Contract shall be settled through negotiation, in case that no settlement can be reached through such negotiation, the disputes shall be settled by the first of the following methods:

(1) Instituting legal proceedings in the People’s Court of competent jurisdiction at Party B’s domicile.

(2) Submitting to (left blank) Arbitration Commission (place of arbitration: (left blank) ) for arbitration in accordance with the arbitration rules of the Arbitration Commission in force at the time of application. The arbitration award shall be final, and binding upon both parties.

During the process of litigation or arbitration, the Parties shall continue to implement this Contract, except for the provisions related to the matters in dispute.

SECTION 11 EFFECTIVENESS OF CONTRACT

This Contract comes into effect when the following requirements are met:

1. This Contract is signed or sealed by the legal representative (principal) or authorized agent of Party A (only signature is needed if Party A is a natural person);

Exhibit 10.9

2. This Contract is signed or sealed by the legal representative or authorized agent of Party B; or, If Party B authorizes affiliated department to sign this Contract, this Contract shall be signed and sealed by the principal of this affiliated department;

3. Party A has deposit the guarantee deposit in the margin account according to Section 6 of this Contract.

SECTION 12 This Contract is made in four counterparts.

SECTION 13 REPRESENTATIONS AND WARRANTIES

1. Party A is clearly aware of Party B’s business scope and authorized power.

2. Party A has read all provisions of this Contract and the master contract (the Opening Contract), with special emphasis on the master contract and its provisions in bold. As requested by Party A, Party B has made relevant explanations of the provisions of this Contract and the master contract. Party A has fully learned and understood the meaning and the corresponding legal consequences of the provisions of this Contract and the Master Contract.

3. Party A has authority to sign this Contract.

Exhibit 10.9

Party A (official seal): Fujian Yada Group Co., Ltd.
Legal representative (principal) or authorized representative (signature): Zhan Youdai
September 27, 2011

Party B (official seal): China Construction Bank Corporation, Songxi Branch rincipal or authorized representative (signature): Liu Liquan
September 27, 2011